AMELIA EARHART: EAGLE EQUITY FUND




                                 Annual Report
                               February 28, 1997






    Investment Adviser                         Administrator
Amelia Earhart Capital Management, Inc.    Countrywide Fund Services, Inc.
  One Towne Square                           312 Walnut Street
  Suite 1913                                 P.O. Box 5354
Southfield, MI 48076                       Cincinnati, Ohio 45202-5354
  1.810.351.4856                             1.800.543.8721


                        Shareholder Services
                          1.800.580.4820

                                 Amelia Earhart
                            Capital Management, Inc.

Dear Shareholder:

The stock market performed above our expectations in 1996, providing investors with another year of superior gains. Strength was in large capitalization stocks with sector rotation from financial to technology to consumer non-durable stocks. The technology sector, which led the market upward in the first half of 1996, led the market downward in July. Volatility in the technology sector should be expected, however the technology sector will again resume market leadership. Technology is growing at an exponential rate and the world is in the midst of a technological revolution comparable to the industrial revolution of the 19th and early 20th centuries. More than 50% of capital spending in the U.S. is technology related.

The Amelia Earhart: Eagle Equity Fund returned 15.53% to shareholders for the fiscal year March 1, 1996 to February 28, 1997. The Fund's comparative indices, the Pacific Stock Exchange Technology Index (PSE Tech Index) and the Dow
Jones Industrial Average (DJIA), rose 21.13% and 28.17%, respectively, for the same time period. Fiscal year performance is influenced by short term market fluctuations, quarterly stock price fluctuations and the addition or deletion of securities from the portfolio. Investors should look at annualized rate of return since inception when evaluating performance. Morningstar reports that the Fund's annualized rate of return to shareholders since inception (3/93) was 19.78% through 2/28/97 vs. 15.34% for the average growth fund and 18.55% for the S&P 500 for the same period. Net of the maximum 4.50% sales load, the Fund's average annual return since inception was 18.45% through 2/28/97.

The Fund consists of a diversified, professionally managed portfolio of primarily large capitalization growth stocks. The stocks are selected from the top 100 technology companies in the USA (PSE Tech Index) and the 30 DJIA blue chips, which are considered leaders in their industries. The economy in 1997 is stronger than anticipated and additional interest rate hikes by the Federal Reserve are on the horizon. This could cause lower corporate earnings and result in smaller gains in stock prices than in the past two years. Investors can expect continued volatility in the stock market, therefore it is important to have at least a five year time horizon for equity investments and a well diversified portfolio.

Please contact us at 1-800-326-6580 if we may provide additional investment information.

                            Sincerely,
                            Amelia Earhart Capital Management, Inc.

                            Jill Travis, MBA, CFP
                            President and CEO

                    AMELIA EARHART CAPITAL MANAGEMENT, INC.
-------------------------------------------------------------------------------
ONE TOWNE SQUARE 26100 NORTHWESTERN HIGHWAY SUITE 1913 SOUTHFIELD MICHIGAN 48076
                       (810) 351-4856 FAX (810) 827-4278

A Representation of the graphic material contained in the Amelia Earhart: Eagle Equity Fund Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Amelia
Earhart: Eagle Equity Fund*, Dow Jones Industrial Average Index and the Pacific Stock Exchange Technology Index


DJIA: (w/ reinvested divds)
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                       10,000
           03/31/93                 1.19%                 10,119
           06/30/93                 3.08%                 10,431
           09/30/93                 1.79%                 10,618
           12/31/93                 6.32%                 11,289
           03/31/94                -2.51%                 11,005
           06/30/94                 0.38%                 11,048
           09/30/94                 6.76%                 11,795
           12/31/94                 0.51%                 11,855
           03/31/95                 9.19%                 12,944
           06/30/95                10.26%                 14,273
           09/30/95                 5.76%                 15,094
           12/31/95                 7.48%                 16,223
           03/31/96                 9.77%                 17,809
           06/30/96                 1.76%                 18,121
           09/30/96                 4.66%                 18,967
           12/31/96                10.24%                 20,909
           02/28/97                 7.03%                 22,378

Pacific Technology: (w/ reinvested divds)
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                       10,000
           03/31/93                -0.11%                  9,989
           06/30/93                 8.96%                 10,884
           09/30/93                 2.41%                 11,146
           12/31/93                 7.35%                 11,965
           03/31/94                 3.52%                 12,386
           06/30/94  *             -4.66%                 11,809
           09/30/94                15.04%                 13,584
           12/31/94                 7.45%                 14,596
           03/31/95                 9.68%                 16,009
           06/30/95                21.85%                 19,508
           09/30/95                12.27%                 21,901
           12/31/95                -0.81%                 21,723
           03/31/96                -0.20%                 21,680
           06/30/96                 3.49%                 22,437
           09/30/96                 6.84%                 23,973
           12/31/96                 9.22%                 26,182
           02/28/97                 5.90%                 27,725

EAGLE EQUITY FUND:
                             QTRLY
        DATE                RETURN                BALANCE
           03/05/93                                        9,550
           03/31/93                 0.10%                  9,560
           06/30/93                 4.44%                  9,984
           09/30/93                 8.30%                 10,813
           12/31/93                -0.30%                 10,780
           03/31/94                 7.37%                 11,574
           06/30/94                -3.13%                 11,212
           09/30/94                 6.36%                 11,924
           12/31/94                 6.43%                 12,691
           03/31/95                 4.61%                 13,277
           06/30/95                17.37%                 15,582
           09/30/95                 8.54%                 16,914
           12/31/95                -5.14%                 16,044
           03/31/96                 2.19%                 16,396
           06/30/96                 4.74%                 17,172
           09/30/96                 6.14%                 18,227
           12/31/96                 3.92%                 18,941
           02/28/97                 3.79%                 19,658

Past performance is not predictive of future performance.

The Amelia Earhart: Eagle Equity Fund Average Annual Total Returns

1 Year       Since Inception*
10.33%          18.45%

*Fund inception was March 1, 1993, and the initial public offering of shares was March 5, 1993.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Amelia Earhart: Eagle Equity Fund
(the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amelia Earhart: Eagle Equity Fund as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                       AMELIA EARHART: EAGLE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 28, 1997

ASSETS
   Investments in securities, at value (cost $1,379,620) (Note 1)      $          2,118,563
   Investments in repurchase agreements (Note 1)                                    468,000
   Cash                                                                                 367
   Receivable for capital shares sold                                                   439
   Dividends and interest receivable                                                  1,305
   Receivable from Adviser (Note 3)                                                   2,915
   Organization expenses, net (Note 1)                                                7,977
   Other assets                                                                       1,679
      TOTAL ASSETS                                                                2,601,245
                                                                                  ---------

LIABILITIES
   Other accrued expenses and liabilities                                             7,613
      TOTAL LIABILITIES                                                               7,613

NET ASSETS                                                             $          2,593,632
                                                                                  =========
Net assets consist of:
Capital shares                                                         $          1,919,897
Accumulated net realized losses from security transactions                          (65,208)
Net unrealized appreciation on investments                                          738,943
Net assets                                                             $          2,593,632
                                                                                  =========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                        133,287
                                                                                    =======
Net asset value and redemption price per share (Note 1)                $              19.46
                                                                                    ========
Maximum offering price per share (Note 1)                              $              20.38
                                                                                    =========

See accompanying notes to the financial statements.

                       AMELIA EARHART: EAGLE EQUITY FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

INVESTMENT INCOME
   Dividends                                                                 $           8,748
   Interest                                                                             13,212
      TOTAL INVESTMENT INCOME                                                           21,960
                                                                                        ------
EXPENSES
   Accounting services fees (Note 3)                                                    21,000
   Investment advisory fees (Note 3)                                                    20,680
   Professional fees                                                                    11,608
   Registration fees                                                                    10,347
   Administration fees (Note 3)                                                         10,328
   Amortization of organization expenses (Note 1)                                        8,000
   Shareholder services and transfer agent fees (Note 3)                                 7,672
   Trustees' fees and expenses                                                           6,982
   Postage and supplies                                                                  4,819
   Printing of shareholder reports                                                       4,494
   Custodian fees                                                                        4,223
   Insurance expense                                                                     3,369
   Distribution expenses (Note 3)                                                        1,579
   Other expenses                                                                        2,070
      TOTAL EXPENSES                                                                   117,171
   Fees waived and expenses reimbursed by the Adviser (Note 3)                         (78,143)
      NET EXPENSES                                                                      39,028
                                                                                        ------
NET INVESTMENT LOSS                                                                    (17,068)
                                                                                        ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                                      (65,208)
   Net change in unrealized appreciation/depreciation on investments                   387,956
                                                                                       --------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                       322,748

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $         305,680
                                                                                       =======

See accompanying notes to the financial statements.

                      AMELIA EARHART: EAGLE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Years Ended February 28, 1997 and February 29, 1996

                                                                                Year                  Year
                                                                               Ended                 Ended
                                                                           Feb. 28, 1997         Feb. 29, 1996
FROM OPERATIONS:
   Net investment loss                                             $          (17,068)  $            (12,319)
   Net realized gains (losses) from security transactions                     (65,208)                76,272
   Net change in unrealized appreciation/depreciation
      on investments                                                          387,956                258,233
Net increase in net assets from operations                                    305,680                322,186

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions                         (33,674)               (42,598)

FROM CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from shares sold                                                  674,650                714,005
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                         33,674                 42,528
   Payments for shares redeemed                                              (168,432)               (74,526)
Net increase in net assets from capital share transactions                    539,892                682,007

TOTAL INCREASE IN NET ASSETS                                                  811,898                961,595

NET ASSETS:
   Beginning of year                                                        1,781,734                820,139
   End of year                                                     $        2,593,632   $          1,781,734



 (A)Summary of capital share activity:

   Shares sold                                                                 36,481                 44,893
   Shares issued in reinvestment of distributions to shareholders               1,796                  2,641
   Shares redeemed                                                             (9,228)                (4,338)
   Net increase in shares outstanding                                          29,049                 43,196
   Shares outstanding, beginning of year                                      104,238                 61,042
   Shares outstanding, end of year                                            133,287                104,238

See accompanying notes to the financial statements.

                       AMELIA EARHART: EAGLE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period




                                                         Year              Year             Year                Year
                                                         Ended            Ended             Ended               Ended
                                                     Feb. 28, 1997    Feb. 29, 1996     Feb. 28, 1995       Feb. 28, 1994

Net asset value at beginning of year              $          17.09  $         13.44  $          12.25  $           10.00

Income from investment operations:
   Net investment loss                                       (0.13)           (0.12)            (0.02)             (0.07)
   Net realized and unrealized gains
      on investments                                          2.78             4.20              1.21               2.49
Total from investment operations                              2.65             4.08              1.19               2.42

Less distributions:
   Dividends from net investment income             --                           --                --              (0.12)
   Distributions from net realized gains                     (0.28)           (0.43)               --              (0.05)
Total distributions                                          (0.28)           (0.43)               --              (0.17)

Net asset value at end of year                    $          19.46  $         17.09  $          13.44  $           12.25

Total return (A)                                             15.53%           30.59%             9.66%             24.39%

Net assets at end of year                         $      2,593,632  $     1,781,734  $        820,139  $         244,385

Ratio of expenses to average net assets
   Before expense reimbursement and waived fees               5.67%            8.53%            21.00%             24.60%
   After expense reimbursement and waived fees                1.89%            1.90%             1.86%              1.85%

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees            (4.61)%          (7.47)%          (19.32)%           (23.39)%
   After expense reimbursement and waived fees             (0.83)%          (0.86)%           (0.17)%            (0.72)%

Portfolio turnover rate                                         28%              64%                2%                48%

Average commission rate per share (B)             $          .0727               --                --                 --


(A)The total returns shown do not include the effect of applicable sales loads.

(B)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See accompanying notes to the financial statements.

                      AMELIA EARHART: EAGLE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997


        Shares                                                            Value
                    COMMON STOCKS - 81.7%
                    Computers/Computer Technology Services - 19.6%
         1,000        Chips & Technologies, Inc. (a)                $    12,750
         1,000        Compaq Computer Corp. (a)                          79,250
         1,200        Computer Associates International, Inc.            52,200
         1,000        Data General Corp. (a)                             19,375
         1,400        Dell Computer Corp. (a)                            99,575
         1,000        Gateway 2000, Inc. (a)                             58,750
           800        Hewlett-Packard Co.                                44,800
           500        Storage Technology Corp. (a)                       20,875
         2,800        Sun Microsystems, Inc. (a)                         86,450
         1,000        3Com Corp. (a)                                     33,109
                                                                        507,134

                    Software & Processing - 16.3%
           682        Automatic Data Processing, Inc.                    29,070
         1,556        BMC Software, Inc. (a)                             66,616
         2,060        Cisco Systems, Inc. (a)                           114,587
           500        Coherent, Inc. (a)                                 23,563
           183        Computer Sciences Corp. (a)                        12,353
         1,236        Microsoft Corp. (a)                               120,510
         1,461        Oracle Corp. (a)                                   57,344
                                                                        424,043

                    Drugs/Medical Equipment - 9.4%
           940        Amgen, Inc. (a)                                    57,457
         1,000        Biogen, Inc. (a)                                   49,250
           500        Centocor, Inc. (a)                                 18,937
           400        Medtronic, Inc.                                    25,900
         1,000        Merck and CO., Inc.                                92,000
                                                                        243,544

                    Communications - 9.2%
         2,304        ADC Telecommunications, Inc. (a)                   62,208
           500        COMSAT Corp.                                       13,125
            10        Lucent Technologies, Inc.                             539
         1,000        Newbridge Networks Corp. (a)                       31,875
           962        Octel Communications Corp. (a)                     17,557
         2,860        Tellabs, Inc. (a)                                 114,043
                                                                        239,347

                    Semiconductor & Related - 6.2%
         1,002        Intel Corp.                                   $   142,159
           500        Micron Technology, Inc.                            18,750
                                                                        160,909

                    Industrial Technology, Inc. - 3.0%
           852        Perkin-Elmer Corp.                                 60,492
           500        Thermo Instrument Systems, Inc. (a)                17,000
                                                                         77,492

                    Chemicals - 2.5%
           300        E. I. du Pont de Nemours and Co.                   32,175
           700        Union Carbide Corp.                                33,075
                                                                         65,250

                    Industrial - 2.3%
           500        AlliedSignal, Inc.                                 36,125
           300        Caterpillar, Inc.                                  23,512
                                                                         59,637

                    Beverages - 1.9%
           800        Coca-Cola Co.                                      48,800

                    Financial Services - 1.7%
           670        American Express Co.                               43,801

                    Household Products (Non-Durable) - 1.4%
           300        The Procter & Gamble Co.                           36,038

                    Medical/Biotechnology - 1.3%
           800        Millipore Corp.                                    34,500

                    Conglomerates - 1.2%
           300        General Electric Co.                               30,863

                    Aerospace - 1.2%
           300        Boeing Co.                                         30,525

                    Retail Stores - 1.0%
           500        Sears, Roebuck and Co.                             27,125

                    Fast Food Restaurants - 1.0%
           600        McDonald's Corp.                              $    25,950

                    Consumer Services - 0.8%
           927        CUC International, Inc. (a)                        22,132

                    Recreation - 0.8%
           236        Eastman Kodak Co.                                  21,152

                    Energy - 0.8%
           200        Texaco, Inc.                                       19,775

                    Cosmetics/Personal Care - 0.1%
           115        BEC Group, Inc. (a)                                   546

                    Total Common Stocks (Cost $1,379,620)           $ 2,118,563


      Face
      Value                                                               Value
                    REPURCHASE AGREEMENTS (b) - 18.0%
$      468,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                        due 3/3/1997, repurchase proceeds $468,187
                        (cost $468,000)                             $   468,000

                    Total Investments and Repurchase Agreements
                      at Value - 99.7%                              $ 2,586,563

                    Other Assets in Excess of Liabilities - 0.3%          7,069

                    Net Assets - 100.0%                             $ 2,593,632


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by $479,000 par value FHLMC Pool #G10452, 7.00%, due 2/1/2011.

  See accompanying notes to the financial statements.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Amelia Earhart: Eagle Equity Fund (the Fund) is a diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on March 1, 1993.

The Fund's investment objective is to seek capital appreciation through a diversified portfolio of common stocks and other equity-type securities issued by companies that are components of either the Dow Jones Industrial Average or the Pacific Stock Exchange Technology Index, which is comprised of a broad spectrum of companies principally engaged in manufacturing or service-related products within the advanced technology fields.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with the custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 4.71% of the net asset value (or 4.5% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expense -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $17,068, accumulated capital loss has been increased by $77, resulting in a reclassification adjustment to decrease paid-in capital by $16,991. This reclassification has no effect on net assets or net asset value per share.


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation..............................$  783,849
        Gross unrealized depreciation...............................(  44,906)
        Net unrealized appreciation..................................$ 738,943
                                                                     ==========

As of February 28, 1997, the tax cost basis of investments for the Fund was $1,379,620 and the Fund had $65,208 of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the fiscal year ended  February 28,  1997,  purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $892,016 and $484,889, respectively.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


3.  TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Amelia Earhart Capital Management, Inc. (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.00% on its average daily net assets. The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 1.90% of average net assets. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $57,463 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of
 .15% on its average daily net assets up to $50 million; .125% on the next $50 million of such net assets; and .10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholder's inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a minimum monthly fee of $1,000. However, CFS reduced the minimum monthly fee to $750 during the first six months of the agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

                        AMELIA EARHART: EAGLE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended February 28, 1997, Countrywide earned $644 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.25% of average daily net assets. For the fiscal year ended February 28, 1997, the Fund incurred $1,579 of such expenses under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,000 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1996, TNC received $9,000 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                               The CarolinasFund









                                 Annual Report
                               February 28, 1997









  Investment Adviser                                Administrator
Morehead Capital Advisors LLC                Countrywide Fund Services, Inc.
  1712 East Boulevard                            312 Walnut Street
 Charlotte, NC 28203                             P.O. Box 5354
  1.800.934.1012                            Cincinnati, Ohio 45202-5354
                                                 1.800.543.8721



                         Shareholder Services
                            1.800.580.4820

The CarolinasFund                                   Post Office Box 561778
                                                    Charlotte, North Carolina
                                                    28256-1778

                                                    704/344-1012
                                                    800/934-1012
                                                    Fax 704/455-5642

April 28, 1997



REPORT TO SHAREHOLDERS:

The total return for Investor Class shares of the Fund for the fiscal year ended February 28, 1997 was 7.41%. The net asset value increased from $12.44 at the beginning of the fiscal year to $13.36 as of February 28, 1997.

The fund continues to gain strength in financial holdings, including NationsBank, First Union National Corp., HFNC Financial, and United Carolina Bank. Retailers, including Ruddick and Family Dollar, also contributed greatly to the performance of the Fund.

Technology issues have lagged the market across the country, and several companies, such as Glenayre Technologies and Kemet, certainly affected the performance of the Fund overall.

Our region is still buoyed by a strong economy, and we contine to remain optomistic about the long term growth of the Fund.

Sincerely,

/s/ Robert B. Thompson
Robert B. Thompson
President

A representation of the graphic material contained in The CarolinasFund Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in The CarolinasFund* and the S&P 500 Index

S&P 500 INDEX: (w/ reinvested divds)
                        QTRLY
      DATE             RETURN            BALANCE
        01/03/95                               10,000
        03/31/95             9.74%             10,974
        06/30/95             9.55%             12,021
        09/30/95             7.95%             12,977
        12/31/95             6.02%             13,758
        03/31/96             5.37%             14,496
        06/30/96             4.49%             15,147
        09/30/96             3.09%             15,615
        12/31/96             8.34%             16,917
        02/28/97             7.08%             18,115


THE CAROLINASFUND: (INVESTOR)

                        QTRLY
      DATE             RETURN            BALANCE
        01/03/95                                9,650
        03/31/95             5.12%             10,144
        06/30/95             5.18%             10,669
        09/30/95            10.48%             11,787
        12/31/95            -1.17%             11,648
        03/31/96             5.24%             12,258
        06/30/96             0.96%             12,376
        09/30/96            -1.80%             12,153
        12/31/96             4.64%             12,717
        02/28/97             1.91%             12,959

Past poerformance is not predictive of future performance.

The CarolinasFund
Average Annual Total Returns

                            1 Year            Since Inception*
Investor Class              3.65%                12.80%
Institutional Class         7.81%                14.36%

* The chart above represents performance of Investor Class shares only, which will vary from the performance of Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Fund inception was January 3, 1995, and the initial public offering of Institutional Class shares commenced on May 22, 1995.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The CarolinasFund (the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to Feburary
28, 1995.   These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Carolinas Fund as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended February
28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                                The CarolinasFund

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 1997

   ASSETS
      Investments in securities, at value (cost $2,842,356) (Note 1)             $3,299,831
      Investments in repurchase agreements (Note 1)                                  53,000
      Cash                                                                              991
      Receivable for capital shares sold                                            106,221
      Dividends and interest receivable                                               5,698
      Receivable from Adviser (Note 3)                                                1,902
      Organization expenses, net (Note 1)                                            26,384
      Other assets                                                                    1,595
         TOTAL ASSETS                                                             3,495,622
                                                                                  =========
   LIABILITIES
      Payable for securities purchased                                               41,521
      Other accrued expenses and liabilities                                         12,800
         TOTAL LIABILITIES                                                           54,321

   NET ASSETS                                                                     3,441,301
                                                                                  =========
   Net assets consist of:
   Capital shares                                                                 3,036,958
   Accumulated net realized losses from security transactions                       (53,132)
   Net unrealized appreciation on investments                                       457,475
   Net assets                                                                     3,441,301
                                                                                  ==========
   PRICING OF INVESTOR CLASS SHARES
   Net assets applicable to Investor Class shares                                 2,706,214
                                                                                  ==========
   Shares of beneficial interest outstanding (unlimited number of shares
      authorized, no par value)                                                     202,553
                                                                                    =======
   Net asset value and redemption price per share (Note 1)                            13.36
                                                                                      =====
   Maximum offering price per share (Note 1)                                          13.84
                                                                                      =====
   PRICING OF INSTITUTIONAL CLASS SHARES
   Net assets applicable to Institutional Class shares                              735,087
                                                                                    =======
   Shares of beneficial interest outstanding (unlimited number of shares
      authorized, no par value)                                                      54,234
                                                                                     ======
   Net asset value, offering price and redemption price per share                     13.55
   (Note 1)                                                                           =====

   See accompanying notes to the financial statements.

                                The CarolinasFund

                             STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

   INVESTMENT INCOME
      Dividends                                                                        $         53,558
      Interest                                                                                    2,217
         TOTAL INVESTMENT INCOME                                                                 55,775
                                                                                                 ------
   EXPENSES
      Investment advisory fees (Note 3)                                                          27,685
      Accounting services fees (Note 3)                                                          23,250
      Shareholder services and transfer agent fees (Note 3)                                      15,274
      Professional fees                                                                          15,124
      Distribution expenses, Investor Class (Note 3)                                             10,373
      Administration fees (Note 3)                                                                9,528
      Amortization of organization expenses (Note 1)                                              9,296
      Trustees' fees and expenses                                                                 6,982
      Custodian fees                                                                              6,098
      Registration fees                                                                           5,692
      Postage and supplies                                                                        5,628
      Printing of shareholder reports                                                             4,910
      Insurance expense                                                                           4,263
      Other expenses                                                                              2,034
         TOTAL EXPENSES                                                                         146,137
      Fees waived and expenses reimbursed by the Adviser (Note 3)                               (86,144)
         NET EXPENSES                                                                            59,993

   NET INVESTMENT LOSS                                                                           (4,218)
                                                                                                  ------
   REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
      Net realized losses from security transactions                                            (53,045)
      Net change in unrealized appreciation/depreciation on investments                         256,182
                                                                                                -------
   NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                            203,137
                                                                                                -------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $        198,919
                                                                                                =======

   See accompanying notes to the financial statements.

                                The CarolinasFund

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Years Ended February 28, 1997 and February 29, 1996

                                                                                              Year                     Year
                                                                                             Ended                    Ended
                                                                                         Feb. 28, 1997              Feb. 29, 1996
              FROM OPERATIONS:
                 Net investment income (loss)                                     $             (4,218)  $              752
                 Net realized gains (losses) from security transactions                        (53,045)               3,855
                 Net change in unrealized appreciation/depreciation
                    on investments                                                             256,182              190,112
              Net increase in net assets from operations                                       198,919              194,719
                                                                                               -------              -------
              DISTRIBUTIONS TO SHAREHOLDERS:
                 From net investment income, Investor Class                                        --               (1,987)
                 From net investment income, Institutional Class                                   --                   (1)
                 From net realized gains - Investor Class                                         (279)              (3,336)
                 From net realized gains - Institutional Class                                     (73)                  (5)
              Decrease in net assets from distributions to shareholders                           (352)              (5,329)
                                                                                                  -----              -------
              FROM CAPITAL SHARES
                 TRANSACTIONS (A):
              Investor Class
                 Proceeds from shares sold                                                   1,380,508            1,540,284
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                               272                3,765
                 Payments for shares redeemed                                                 (747,596)            (106,624)
              Net increase in net assets from
                 from Investor Class share transactions                                        633,184            1,437,425
                                                                                               -------            ---------
              Institutional Class
                 Proceeds from shares sold                                                     709,026               23,186
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                                73                    6
                 Payments for shares redeemed                                                  (21,939)                  --
              Net increase in net assets from
                 from Institutional Class share transactions                                   687,160               23,192

              Net increase from capital share transactions                                   1,320,344            1,460,617

              TOTAL INCREASE IN NET ASSETS                                                   1,518,911            1,650,007

              NET ASSETS:
                 Beginning of year                                                           1,922,390              272,383
                 End of year                                                      $          3,441,301   $        1,922,390
                                                                                             =========            =========


              (A)Summary of capital share activity:
                 INVESTOR CLASS
                 Shares sold                                                                   107,377              135,220
                 Shares issued in reinvestment of distributions to shareholders                     21                  329
                 Shares redeemed                                                               (57,358)              (8,872)
                 Net increase in shares outstanding                                             50,040              126,677
                 Shares outstanding, beginning of year                                         152,513               25,836
                 Shares outstanding, end of year                                               202,553              152,513
                                                                                               =======              ========
                 INSTITUTIONAL CLASS
                 Shares sold                                                                    53,938                1,954
                 Shares issued in reinvestment of distributions to shareholders                      5                    1
                 Shares redeemed                                                                (1,664)                  --
                 Net increase in shares outstanding                                             52,279                1,955
                 Shares outstanding, beginning of year                                           1,955                   --
                 Shares outstanding, end of year                                                54,234                1,955
                                                                                                =======               ======




              See accompanying notes to the financial statements.

                      The CarolinasFund-Institutional Class

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period



                                                             Year               Period
                                                             Ended              Ended
                                                         Feb. 28, 1997      Feb. 29, 1996(A)

     Net asset value at beginning of period          $            12.57  $           10.72

     Income from investment operations:
        Net investment income                                      0.01               0.02
        Net realized and unrealized gains
           on investments                                          0.97               1.88
     Total from investment operations                              0.98               1.90

     Less distributions:
        Dividends from net investment income                         --              (0.02)
        Distributions from net realized gains                        --              (0.03)
     Total distributions                                             --              (0.05)

     Net asset value at end of period                $            13.55  $           12.57

     Total return (B)                                              7.81%             17.68%

     Net assets at end of period                     $          735,087  $          24,576

     Ratio of expenses to average net assets
        Before expense reimbursement and waived fees               4.85%              8.40%(D)
        After expense reimbursement and waived fees                1.73%              1.69%(D)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursement and waived fees              (2.89)%             6.07)%(D)
        After expense reimbursement and waived fees                0.22%               0.64%(D)

     Portfolio turnover rate                                          5%                16%

     Average commission rate per share (C)           $           0.0600                 --


(A)Represents the period from the commencement of operations (May 22, 1995) through February
   29, 1996.
(B)The total returns shown do not include the effect of applicable sales loads.

(C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(D)Annualized.


See accompanying notes to the financial statements.

                        The CarolinasFund-Investor Class

                              FINANCIAL HIGHLIGHTS

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period



                                                       Year              Year              Period
                                                       Ended             Ended             Ended
                                                   Feb. 28, 1997     Feb. 29, 1996     Feb. 28, 1995(A)

     Net asset value at beginning of period     $           12.44  $         10.54  $           10.00

     Income from investment operations:
        Net investment income (loss)                        (0.02)            0.01               0.04
        Net realized and unrealized gains
           on investments                                    0.94             1.95               0.50
     Total from investment operations                        0.92             1.96               0.54

     Less distributions:
        Dividends from net investment income                   --            (0.03)                --
        Distributions from net realized gains                  --            (0.03)                --
     Total distributions                                       --            (0.06)                --

     Net asset value at end of period           $           13.36  $         12.44  $           10.54

     Total return(B)                                         7.41%           18.59%              5.40%

     Net assets at end of period                $       2,706,214  $     1,897,814  $         272,383

     Ratio of expenses to average net assets
        Before expense reimbursement and waived fee          5.33%            9.45%             37.10%(D)
        After expense reimbursement and waived fee           2.22%            2.17%              2.21%(D)

     Ratio of net investment income (loss) to average net assets
        Before expense reimbursement and waived fee       (3.31)%           (7.21)%           (32.27)%(D)
        After expense reimbursement and waived fee        (0.20)%             0.06%              2.62%(D)

     Portfolio turnover rate                                    5%              16%                 0%

     Average commission rate per share(C)       $          0.0600               --                 --


     (A)Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995

     (B)The total returns shown do not include the effect of applicable sales loads.

     (C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

     (D)Annualized.


     See accompanying notes to the financial statements.

                                The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997

          Shares                                                     Value
                     COMMON STOCKS - 95.9%
                     FINANCIAL SERVICES - 34.3%
            300        Bank of Granite Corp.                     $    8,775
          1,100        CCB Financial Corp.                           75,488
          1,800        Centura Banks, Inc.                           78,750
            900        First Citizens BancShares, Inc.  - Class A    69,525
          1,700        First Union Corp.                            149,175
            600        HFNC Financial Corp.                          12,750
          1,100        Highwoods Properties, Inc.                    37,950
          1,300        Insignia Financial Group, Inc. - Class A (a)  27,625
            900        Integon Corp.                                 11,587
          2,050        Jefferson-Pilot Corp.                        120,950
          1,400        Liberty Corp.                                 57,575
          2,800        NationsBank Corp.                            167,650
          3,500        Southern National Corp.                      136,063
          1,200        Summit Properties, Inc.                       24,300
          1,550        United Carolina Bancshares                    67,618
          2,200        Wachovia Corp.                               133,925
                                                                   1,179,706
                     INDUSTRIAL - 21.5%
          3,200        AVX Corp.                                     70,800
          4,500        Burlington Industries, Inc. (a)               57,938
          3,100        Collins & Aikman Corp. (a)                    24,412
          3,000        Coltec Industries, Inc. (a)                   54,750
          1,000        Guilford Mills, Inc.                          28,625
          3,200        Martin Marietta Materials, Inc.               84,400
          1,800        Nucor Corp.                                   86,625
          1,700        Quintiles Transnational Corp. (a)            111,138
            800        Springs Industries, Inc. - Class A (a)        35,300
          3,300        Unifi, Inc. (a)                              105,187
          3,000        United Dominion Industries, Ltd.              80,625
                                                                    739,800
                     CONSUMER, CYCLICAL - 11.3%
          4,600        Family Dollar Stores, Inc.                   108,675
          2,800        Lowe's Companies, Inc.                       102,200
          4,200        Oakwood Homes Corp.                           82,950
          2,900        Ryan's Family Steak Houses, Inc. (a)          21,388
          3,100        Speedway Motorsports, Inc. (a)                72,850
                                                                    388,063

                             The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997





       Shares                                                      Value
                     UTILITIES - 9.8%
          2,700        Carolina Power & Light Co.                $  100,238
          1,900        Duke Power Co.                                84,075
          1,700        Piedmont Natural Gas Company, Inc.            40,162
          1,000        Public Service Co. of North Carolina, Inc.    18,250
          3,600        SCANA Corp.                                   94,050
                                                                    336,775
                     TECHNOLOGY - 7.2%
          2,425        Glenayre Technologies, Inc. (a)               32,131
          2,100        Kemet Corp. (a)                               46,725
          1,900        Medic Computer Systems, Inc. (a)              68,400
          1,100        Pharmaceutical Product Development, Inc. (a)  25,850
          1,200        Policy Management Systems Corp. (a)           51,600
          1,600        Vanguard Cellular Systems, Inc.- Class A(a)   22,600
                                                                    247,306
                      CONSUMER, NON-CYCLICAL - 6.7%
            700        Coca-Cola Bottling Co.                        30,100
         13,800        Food Lion, Inc. - Class A                    109,538
          1,600        Lance, Inc.                                   29,600
            500        Personnel Group Of America, Inc. (a)          12,812
          3,100        Ruddick Corp.                                 49,600
                                                                    231,650
                     BASIC MATERIALS - 5.1%
          2,100        Bowater, Inc.                                 88,988
          3,335        Sonoco Products Co.                           87,543
                                                                    176,531

                     TOTAL COMMON STOCKS (Cost $2,842,356)       $ 3,299,831

                              The CarolinasFund

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997


       Face
       Value                                                         Value
                     REPURCHASE AGREEMENTS (b) - 1.5%
 $       53,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                         due 3/3/1997, repurchase proceeds $53,021
                         (cost $53,000)                          $   53,000

                     Total Investments and Repurchase Agreements
                       at Value - 97.4%                          $ 3,352,831

                     Other Assets in excess of Liabilities - 2.6%    88,470

                     Net Assets - 100.0%                         $ 3,441,301


(a)Non-income producing securities.

(b)Repurchase agreement is fully collateralized by $55,000 par value, FHLMC Pool #G10452, 7.00%, due 2/1/2011.

   See accompanying notes to the financial statements.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  Significant Accounting Policies

The CarolinasFund (the Fund) is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on January 3, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks of publicly-traded companies headquartered in North and South Carolina.

The Fund offers two classes of shares: Investor Class shares (sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets) and Institutional Class shares (offered to institutional investors at net asset value without a sales charge and not subject to distribution fees). Each Investor and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Investor shares bear the expenses of distribution fees, which is expected to cause Investor shares to have a higher expense ratio and to pay lower dividends than Institutional shares; and (ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with the custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Investor Class shares is equal to net asset value per share plus a sales load equal to 3.63% of the net asset value (or 3.50% of the offering price). The offering price of Institutional Class shares is equal to net asset value per share. The redemption price per share of Investor Class shares and Institutional Class shares is equal to net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997



Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expense -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Distribution expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $4,218, resulting in a reclassification adjustment to decrease paid-in capital by $4,218. This reclassification has no effect on net assets or net asset value per share.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation.........................     $ 613,242
        Gross unrealized depreciation...........................   ( 155,767)
        Net unrealized appreciation................................$ 457,475


As of February 28, 1997, the tax cost basis of investments for the Fund was $2,842,356 and the Fund had $53,132 of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  Investment Transactions

During the fiscal year ended  February 28,  1997,  purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $1,374,714 and $140,044, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of Morehead Capital Advisors LLC (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.00% on its average daily net assets. The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.25% and 1.75% of average daily net assets for Investor Class shares and Institutional Class shares, respectively. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $58,459 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

                                The CarolinasFund

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $2,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $1,500 during the first six months of the Agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended February 28, 1997, Countrywide earned $5,923 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) with respect to Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Investor Class shares, not to exceed 0.50% of average daily net assets applicable to Investor Class shares. For the fiscal year ended February 28, 1997, Investor Class shares incurred $10,373 of such expenses under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,750 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1996, TNC received $10,551 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                          MISSISSIPPI OPPORTUNITY FUND







                                 Annual Report
                               February 28, 1997







   Investment Adviser                             Administrator
Vector Money Management, Inc.               Countrywide Fund Services, Inc.
   4266 I-55 North                             312 Walnut Street
     Suite 102                                      P.O. Box 5354
  Jackson, MI 39211                           Cincinnati, Ohio 45202-5354
   1.601.981.1773                                  1.800.543.8721

                              Shareholder Services
                                 1.800.580.4820

                                                   VECTOR MONEY MANAGEMENT, INC.


May 2, 1997

Dear Fellow Shareholders,

As the investment advisor to The Mississippi Opportunity Fund, Vector Money Management is pleased to provide you with the Fiscal Year 1997 Annual Report.

For the fiscal year, which ended February 28, 1997, the Fund returned performance numbers of 5.92%
for the Class A shares and 5.37% for the Class C shares.  This compares with the S&P 500 return of
26.15% and the Russell 2000 return of 12.54%.

The year 1996 proved challenging for the Fund.  The year was characterized by a marked divergence between small capitalization stocks and the larger multinational stocks.  Over the last six months of the
Fund's fiscal year, the Dow Jones Industrial Average outperformed the Russell 2000 by 13.8%.  That extraordinary divergence between the large cap and small cap stocks resulted in a tough market environment for many Mississippi stocks, which have a distinctly small cap orientation.  Consequently, after a strong first 6 months of 1996 in which the Fund was up 13.23% through April - as we reported to you in last year's Annual Report - the Fund sold off with the rest of the small cap market during the second half of the year.  In addition, specific situations penalized the Fund's performance.  We would like to give our comments on the current status of the Fund's largest holdings:

Currently, the Fund's largest position is Mobile Telecommunications (Mtel).  Last year, while the market was pushing the Dow Jones Industrial Average to new highs, it was very unforgiving to companies who disappointed Wall Street's expectations.  Nowhere was that more evident than with Mtel's poor execution of an ambitious rollout of nationwide two way messaging services.  In our opinion, the 74.8%
decline in Mtel's stock price from it's 1996 peak to it's February 1997 low was grossly overdone and did not represent the significant steps the company took to improve its operations.  The company brought in an impressive new management team, reorganized its operations and is relaunching an operational two way product.  We feel Mtel is poised to reward patient shareholders, and we added to our position when the stock reached the distressed levels of $5.60.  As the company rolls out its new product lines, Mtel is currently trading at $9.75.

Another large Fund position is telecommunications leader Worldcom.  This company has transformed itself over the last twelve months, evolving from a long distance telephone provider to - with the purchase of MFS/UUNet - the leading integrated telecommunications provider in the world, offering the synergies and efficiencies of long distance, local service and Internet access.  The investment community has been cautious on WorldCom's stock since the merger, choosing to wait for tangible results.  We, however, are firmly convinced that WorldCom will execute its business plan, and look for performance results in the upcoming twelve months.






Meadowbrook Office Park 4266 I-55N, Suite 102 Jackson, Mississippi 39211 601-981-1773 Fax 601-981-1759

Two of the Fund's positions - Delta & Pine Land and Mississippi Chemical - are well positioned to take advantage of the increasing global demand for agricultural products.  Delta & Pine Land is the world's largest provider of cotton seed, and has wholeheartedly pursued the introduction of biotechnology into agrarian production.  Seeing the same market potential which prompted Monsanto to spin off their mainstay chemicals division to concentrate on agribiotechology, Delta & Pine in conjunction with
Monsanto has introduced cotton and soybean products which feature both insect and herbicide protection without the need for additional chemical additives.  As world populations grow and capitalism spreads to developing countries, making hardier, more productive plants will be a major strategy in solving the conflict between expanding consumer demand and limited production acreage.  Likewise,
Mississippi Chemical, a leading provider of fertilizers worldwide, stands to benefit from growing need for agricultural crops.  With the purchase of First Mississippi's fertilizer capacity, Mississippi Chemical now supplies farmers worldwide with all major types of fertilizer, an increasingly needed input as crop management becomes more advanced.  A strong management team and some of the most efficient production facilities in the world position Mississippi Chemical shareholders to profit from this market.

Finally, in addition to strong individual companies, we feel that the national markets have discounted the small capitalization stocks to historically disproportionate levels.  Many of the stocks in the Fund, like many small and midcap stocks in general, are trading at substantial discounts to their growth rates.
With the economy continuing to show strength without marked signs of inflation, brightening prospects of avoiding a government budget impasse, and a strengthening dollar casting a shadow over large multinational companies, we firmly believe that the value now offered in the well managed small and midsize firms will soon be realized.  We have worked hard to identify quality in the products and management of Mississippi's businesses, and have invested in those firms in which we have a high level of confidence in their ability to execute and perform.

We thank you for electing to join us in this investment in Mississippi.

Sincerely,

/s/ Ashby M. Foote

Ashby Foote III
President, Vector Money Management


A representation of the graphic material contained in the Mississippi Opportunity Fund's Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Mississippi Opportunity Fund*, S&P 500 Index and the Russell 2000 Index


S&P 500 INDEX: (w/ reinvested divds)
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                               10,000
           06/30/95              9.28%            10,928
           09/30/95              7.95%            11,796
           12/31/95              6.02%            12,506
           03/31/96              5.37%            13,177
           06/30/96              4.49%            13,769
           09/30/96              3.09%            14,195
           12/31/96              8.34%            15,378
           02/28/97              7.08%            16,466


RUSSELL 2000 INDEX: (w/ reinvested divds)
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                               10,000
           06/30/95              8.75%            10,875
           09/30/95              9.81%            11,941
           12/31/95              2.20%            12,204
           03/31/96              5.09%            12,826
           06/30/96              5.14%            13,485
           09/30/96              0.34%            13,531
           12/31/96              5.12%            14,224
           02/28/97             -0.49%            14,154


MISSISSIPPI OPPORTUNITY FUND: CLASS A
                           QTRLY
        DATE               RETURN            BALANCE
           04/04/95                                9,650
           06/30/95              5.37%            10,168
           09/30/95              5.72%            10,750
           12/31/95              0.09%            10,760
           03/31/96              7.75%            11,594
           06/30/96              4.14%            12,074
           09/30/96             -2.56%            11,765
           12/31/96             -2.71%            11,446
           02/28/97              0.34%            11,485

Past performance is not predictive of future performance.

The Mississipppi Opportunity Fund
Average Annual Total Returns

               1 Year    Since Inception*
Class A        2.22%     7.56%
Class C        5.37%     9.06%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. Fund inception was April 4, 1995.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Mississipppi Opportunity Fund
(the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for the year ended February 28, 1997 and for the period from April 4, 1995 (commencement of operations) to February 29, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mississippi Opportunity Fund as of February 28, 1997, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended February 28, 1997 and for the period from April 4, 1995 (commencement of operations) to February 29, 1996 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

                          MISSISSIPPI OPPORTUNITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               February 28, 1997

ASSETS
   Investments in securities, at value (cost $2,284,350) (Note 1)                            $         2,490,133
   Receivable for capital shares sold                                                                        347
   Dividends and interest receivable                                                                       2,622
   Organization expenses, net (Note 1)                                                                    27,976
   Receivable from Adviser (Note 3)                                                                        4,474
   Other assets                                                                                              807
      TOTAL ASSETS                                                                                     2,526,359
                                                                                                       ---------
LIABILITIES
   Bank overdraft                                                                                          4,724
   Payable to Administrator (Note 3)                                                                       5,000
   Other accrued expenses and liabilities                                                                 17,647
      TOTAL LIABILITIES                                                                                   27,371

NET ASSETS                                                                                   $         2,498,988
                                                                                                       =========
Net assets consist of:
Capital shares                                                                               $         2,279,147
Accumulated net realized gains from security transactions                                                 14,058
Net unrealized appreciation on investments                                                               205,783
Net assets                                                                                   $         2,498,988
                                                                                                       =========
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                                                      $         1,813,797
                                                                                                       =========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                             153,986
                                                                                                         =======
Net asset value and redemption price per share (Note 1)                                      $             11.78
                                                                                                         =======
Maximum offering price per share (Note 1)                                                    $             12.21
                                                                                                         =======
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                                                      $           685,191
                                                                                                         ========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                              58,703
                                                                                                          ======
Net asset value, offering price and redemption price per share (Note 1)                      $             11.67
                                                                                                          =======

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997

INVESTMENT INCOME
   Dividends                                                           $             29,138
                                                                                     ------
EXPENSES
   Accounting services fees (Note 3)                                                 23,250
   Investment advisory fees (Note 3)                                                 20,989
   Distribution expenses, Class A (Note 3)                                            8,519
   Distribution expenses, Class C (Note 3)                                            6,900
   Shareholder services and transfer agent fees (Note 3)                             15,295
   Professional fees                                                                 12,153
   Administration fees (Note 3)                                                       9,276
   Amortization of organization expenses (Note 1)                                     9,141
   Trustees' fees and expenses                                                        6,982
   Postage and supplies                                                               4,958
   Printing of shareholder reports                                                    4,037
   Insurance expense                                                                  3,779
   Registration fees                                                                  3,698
   Other expenses                                                                     1,658
      TOTAL EXPENSES                                                                130,635
   Fees waived and expenses reimbursed by the Adviser (Note 3)                      (76,352)
      NET EXPENSES                                                                   54,283

NET INVESTMENT LOSS                                                                 (25,145)
                                                                                     -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                                     39,221
   Net change in unrealized appreciation/depreciation on investments                 81,579

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                    120,800
                                                                                    -------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $             95,655
                                                                                     =======

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Periods Ended February 28, 1997 and February 29, 1996

                                                                                  Year                          Period
                                                                                 Ended                          Ended
                                                                              Feb. 28, 1997                  Feb. 29, 1996(B)
                FROM OPERATIONS:
                   Net investment loss                                           (25,145)                       (6,517)
                   Net realized gains from security transactions                  39,221                        30,359
                   Net change in unrealized appreciation/depreciation
                      on investments                                              81,579                       124,204
                Net increase in net assets from operations                        95,655                       148,046
                                                                                 -------                       -------
                DISTRIBUTIONS TO SHAREHOLDERS:
                   From net realized gains, Class A                              (14,597)                       (1,707)
                   From net realized gains, Class C                               (7,156)                         (400)
                Decrease in net assets from distributions to shareholders        (21,753)                       (2,107)
                                                                                 --------                       -------
                FROM CAPITAL SHARES
                   TRANSACTIONS (A):
                CLASS A
                   Proceeds from shares sold                                     386,710                     1,369,689
                   Net asset value of shares issued in reinvestment
                      of distributions to shareholders                            14,346                         1,707
                   Payments for shares redeemed                                  (90,783)                      (33,640)
                Net increase in net assets from
                   Class A share transactions                                    310,273                     1,337,756
                                                                                 -------                     ----------
                CLASS C
                   Proceeds from shares sold                                     672,365                       490,650
                   Net asset value of shares issued in reinvestment
                      of distributions to shareholders                             6,416                           400
                   Payments for shares redeemed                                 (526,585)                      (12,128)
                Net increase in net assets from
                   Class C share transactions                                    152,196                       478,922

                Net increase in net assets from capital share transactions       462,469                     1,816,678

                TOTAL INCREASE IN NET ASSETS                                     536,371                     1,962,617

                NET ASSETS:
                   Beginning of period                                         1,962,617                            --
                   End of period                                               2,498,988   $                 1,962,617
                                                                               =========                     ==========


                (A)Summary of capital share activity:
                   Class A
                   Shares sold                                                    31,318                       132,050
                   Shares issued in reinvestment of distributions to
                     shareholders                                                 1,224                           162
                   Shares redeemed                                                (7,687)                       (3,081)
                   Net increase in shares outstanding                             24,855                       129,131
                   Shares outstanding, beginning of period                       129,131                            --
                   Shares outstanding, end of period                             153,986                       129,131
                                                                                 ========                      ========
                   Class C
                   Shares sold                                                    55,923                        47,103
                   Shares issued in reinvestment of distributions to
                     shareholders                                                    552                            38
                   Shares redeemed                                               (43,811)                       (1,102)
                   Net increase in shares outstanding                             12,664                        46,039
                   Shares outstanding, beginning of period                        46,039                            --
                   Shares outstanding, end of period                              58,703                        46,039
                                                                                  =======                       ======
                 (B) Represents the period from the commencement of operations
                     (April 4, 1995) through February 29, 1996.

                  See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                            Class A                            Class C

                                                            Year        Period               Year         Period
                                                           Ended         Ended               Ended         Ended
                                                          Feb. 28, 1997 Feb. 29, 1996(A)  Feb. 28, 1997  Feb. 29, 1996(A)

Net asset value at beginning of period                   $11.22         $ 10.00             $11.17           10.00

Income from investment operations:
   Net investment loss                                    (0.10)          (0.03)             (0.16)           (0.05)
   Net realized and unrealized gains
      on investments                                       0.76            1.27               0.76             1.24
Total from investment operations                           0.66            1.24               0.60             1.19

Less distributions from net realized gains                (0.10)          (0.02)             (0.10)           (0.02)

Net asset value at end of period                          11.78  $        11.22      $       11.67  $         11.17

Total return(B)                                            5.92%          12.41%              5.37%           11.86%

Net assets at end of period                           1,813,797  $    1,448,527      $     685,191  $       514,090

Ratio of expenses to average net assets
   Before expense reimbursement and waived fees            5.29%           6.90%(D)           5.79%            7.40%(D)
   After expense reimbursement and waived fees             2.11%           2.12%(D)           2.61%            2.49%(D)

Ratio of net investment loss to average net assets
   Before expense reimbursement and waived fees          (4.08)%           (5.20)%(D)        (4.58)%        (5.60)% (D)
   After expense reimbursement and waived fees           (0.89)%           (0.42)%(D)        (1.40)%        (0.69)% (D)

Portfolio turnover rate                                      15%              7%                15%               7%

Average commission rate per share (C)                     0.0877              --      $       0.0877               --

(A)Represents the period from the commencement of operations (April 4, 1995) through February 29, 1996.

(B)The total returns shown do not include the effect of applicable sales loads.

(C)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of invesment securities.

(D)Annualized.

See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                            PORTFOLIO OF INVESTMENTS

                                February 28, 1997





      Shares                                                             Value
                      COMMON STOCKS - 98.5%
                      Consumer, Cyclical - 16.5%
          10,500        Belmont Homes, Inc. (a)                        $  89,250
           2,000        Boyd Gaming Corp. (a)                             11,500
           1,000        Chromcraft Revington, Inc. (a)                    31,000
           1,000        Cooper Tire and Rubber Company                    19,875
           8,000        Fred's, Inc.                                      71,000
           1,000        Hancock Fabrics, Inc.                             12,625
           3,000        National Picture & Frame Co. (a)                  29,437
           2,000        Proffitt's, Inc. (a)                              64,750
           1,000        River Oaks Furniture, Inc.  (a)                    2,750
           2,000        Stein Mart, Inc. (a)                              47,500
           1,000        Sunbeam Corp., Inc.                               27,375
           2,200        Wireless One, Inc. (a)                             5,775
                                                                         412,837
                      Basic Materials - 15.6%
           1,500        Birmingham Steel Corp.                            27,188
           6,000        ChemFirst, Inc. (a)                              136,500
          15,000        Exsorbet Industries, Inc. (a)                     27,187
             250        Georgia Pacific Corp.                             19,500
             800        International Paper Co.                           33,400
           6,004        Mississippi Chemical Corp.                       147,098
                                                                         390,873
                      Financial Services - 16.5%
           1,400        BancorpSouth, Inc.                                40,250
           1,500        Community Federal Bancorp, Inc.                   29,812
           1,000        Deposit Guaranty Corp.                            30,750
           1,000        Eastgroup Properties                              28,500
           1,150        Hancock Holding Co.                               48,444
           3,000        Magna Bancorp, Inc.                               56,250
          13,000        MS Financial, Inc. (a)                            21,125
           2,250        Parkway Properties, Inc.                          57,938
           2,000        Trustmark Corp.                                   53,250
           1,000        Union Planters Corp.                              44,750
                                                                         411,069
                      Industrial - 14.9%
             700        Cooper Industries, Inc.                           30,975
           4,500        Delta & Pine Land Co.                            167,063
           2,500        Kirby Corp. (a)                                   46,250
           4,500        KLLM Transport Services, Inc. (a)                 54,000
           1,000        MagneTek, Inc.  (a)                               16,625
             600        Standex International Corp.                       16,950
           1,250        Trinity Industries, Inc.                          40,312

                                                                        372,175

      Shares                                                             Value
                      Consumer, Non-Cyclical - 13.0%
             500        Baxter International Inc.                         23,000
           7,500        Cal-Maine Foods, Inc. (a)                         59,063
           4,500        Gulf South Medical Supply, Inc.  (a)              95,062
           1,650        Isolyser Company, Inc. (a)                         9,900
             500        National Presto Industries, Inc.                  18,813
           1,000        PhyCor, Inc. (a)                                  30,375
           2,000        Sanderson Farms. Inc.                             33,750
           1,400        Sara Lee Corp.                                    54,250
                                                                         324,213
                      Technology - 8.7%
          20,000        Mobile Telecommunication Technologies Corp. (a)  155,000
             200        Netscape Comunications Corp. (a)                   5,825
             750        Nichols Research Corp. (a)                        18,938
             500        Texas Instruments, Inc.                           38,562
                                                                         218,325
                      Utilities - 8.0%
           1,000        InterCel, Inc. (a)                                11,500
           7,050        WorldCom, Inc. (a)                               187,706
                                                                         199,206
                      Energy - 5.3%
           9,000        Callon Petroleum Co. (a)                         133,312

                      Total Common Stocks (Cost $2,256,227)            2,462,010


                      Money Market Funds - 1.1%
          28,123        Performance Trust Money Market Fund               28,123
                        (cost $28,123)

                      Total Investments at Value - 99.6%               2,490,133
                        (cost $2,284,350)

                      Other Assets in Excess of Liabilities - .4%          8,855

                      Net Assets - 100.0%                              2,498,988


(a)Non-income producing securities.

  See accompanying notes to the financial statements.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


1.  Significant Accounting Policies

The Mississippi Opportunity Fund is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on August 12, 1992. The Fund began operations on April 4, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in Mississippi, and those companies having a significant presence in the state.

The Fund offers two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 3.50% and a distribution fee of up to 0.50% of average daily net assets) and Class C shares (subject to a distribution fee of up to 1% of average daily net assets). Each Class A share and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; and
(ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares is equal to net asset value per share plus a sales load equal to 3.63% of the net asset value (or 3.50% of the offering price). The offering price of Class C shares is equal to the net asset value per share. The redemption price per share of Class A shares and Class C shares is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997



Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Distribution expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made: accumulated net investment loss has been decreased by $25,145, resulting in a reclassification adjustment to decrease accumulated capital gains by $25,145. This reclassification has no effect on net assets or net asset value per share.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of February 28, 1997:

        Gross unrealized appreciation...............................$  566,169
        Gross unrealized depreciation................................( 360,386)
        Net unrealized appreciation.................................$  205,783

As of February 28, 1997, the tax cost basis of investments for the Fund was $2,284,350.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


2.  Investment Transactions

During the fiscal year ended February 28, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $857,639 and $332,431, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of Vector Money Management, Inc. (the Adviser), Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund. Prior to February 28, 1997, CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc., respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 0.875% on its average daily net assets.
The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.125% and 2.625% of average daily net assets for Class A and Class C shares, respectively. Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund $55,363 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange
Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.
However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $2,000 minimum monthly fee. However, CFS reduced the minimum monthly fee to $1,500 during the first six months of the Agreement. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. For the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

                          MISSISSIPPI OPPORTUNITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee of $2,000 from the Fund. However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement. During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others. During the fiscal year ended
February 28, 1997, Countrywide earned $644 from underwriting and broker commissions on the sale of Fund shares. The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.50% and 1.00% of average daily net assets for Class A shares and Class C shares, respectively. For the fiscal year ended February 28, 1997, the Fund incurred $8,519 and $6,900 of distribution expenses on Class A shares and Class C shares, respectively, under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above. As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next $50 million of such assets, and 0.15% of such assets over $100 million. In addition, TNC received a monthly fee of $2,750 for accounting and recordkeeping services and a monthly fee for shareholder servicing. Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000. During the three months ended May 31, 1997, TNC received $10,320 of fees under the contract. Certain Trustees and officers of the Fund prior to June 1, 1996, were also officers of TNC.

                           REGIONAL OPPORTUNITY FUND:
                            Ohio, Indiana, Kentucky






                                 Annual Report
                               February 28, 1997




 Investment Adviser                          Administrator
CityFund Advisory, Inc.              Countrywide Fund Services, Inc.
   P.O. Box 54944                          312 Walnut Street
Cincinnati, OH  45254-0944                 P.O. Box 5354
   1.513.624.5900                    Cincinnati, Ohio 45202-5354
                                           1.800.543.8721


                             Shareholder Services
                                 1.800.580.4820

Regional
   Opportunity
     f u n d
-------------------------------------------------------------------------------
series one: Ohio, Indiana, Kentucky

April 28, 1997

Fellow Shareholder:

The past year has been a very busy and productive time. A lot of changes occurred during this time. We moved all day to day back office operation of the Fund to Countywide Fund Services, Inc., a Cincinnati based company. The name changed from The Greater Cincinnati Fund to the Regional Opportunity Fund:
Ohio, Indiana, Kentucky Series. We felt the change would prevent us from being confused with the Greater Cincinnati Foundation, one of Cincinnati's oldest and most respected charitable organizations. The Class B Shares became available for purchase in July and have already surpassed the Class A shares.
A toll free shareholders and 24-hour account balance system has been added to better serve shareholder request. Overall we have improved service tremendously and will continue to attempt to fulfill any shareholder's request for information.

The Fund's assets have increased just over 51% as more people begin to see the value of investing close to home. The total return of the Class A shares was 6.32% for the fiscal year ending Feb. 28, 1997. The market overall experienced a turn around. Sector rotation has occurred with money managers moving to larger company stocks and cash equivalents while the smaller companies and technology sectors have had a correction since the beginning of the year.

Our approach to 1997 is to keep cash available to be able to make value purchases, place an emphasis on earnings as they have become so sensitive to the industry and continue to be well diversified into different sectors of the market. We currently invest in 22 different sectors and will continue to keep the portfolio spread out to reduce undue risk from investing in a single industry.

I look forward to serving your needs in 1997 and hope that you would feel free to call me directly should you have any questions at (513) 624-5901.

Sincerely,
/s/ Jasen M. Snelling
Jasen M. Snelling
President

A representation of the graphic material contained in the Regional Opportunity
Fund: Ohio, Indiana, Kentucky Annual Report is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Regional Opportunity Fund: Ohio, Indiana, Kentucky* and the S&P 500 Index


S&P 500 INDEX: (w/ reinvested divds)
                      QTRLY
     DATE             RETURN             BALANCE
      01/03/95                                  10,000
      03/31/95              9.74%               10,974
      06/30/95              9.55%               12,021
      09/30/95              7.95%               12,977
      12/31/95              6.02%               13,758
      03/31/96              5.37%               14,496
      06/30/96              4.49%               15,147
      09/30/96              3.09%               15,615
      12/31/96              8.34%               16,917
      02/28/97              7.08%               18,115


REGIONAL OPPORTUNITY FUND:
                      QTRLY
     DATE             RETURN             BALANCE
      01/03/95                                   9,600
      03/31/95              2.83%                9,872
      06/30/95              5.43%               10,407
      09/30/95              3.15%               10,735
      12/31/95              5.08%               11,280
      03/31/96              4.08%               11,741
      06/30/96              3.76%               12,182
      09/30/96              0.84%               12,284
      12/31/96             -2.52%               11,975
      02/28/97              0.98%               12,092

Past performance is not predictive of future performance.

Regional Opportunity Fund: Ohio, Indiana, Kentucky
Average Annual Total Returns

               1 Year           Since Inception*
Class A        2.07%            9.22%

*The chart above represents performance of Class A shares only, which will differ from the performance of Class B shares based on differences in loads and fees paid by shareholders in the different classes. Fund inception was January 3, 1995, and the initial public offering of Class B shares commenced on July 24, 1996.

KPMG Peat Marwick LLP
     1600 PNC Center
     201 East Fifth Street
     Cincinnati, OH 45202

     Dayton, OH



                         Independent Auditors' Report
                         ----------------------------



The Board of Trustees and Shareholders
The Maplewood Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund"), a series of the Maplewood Investment Trust, as of February 28, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 28, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the years ended February 28, 1997 and February 29, 1996 and the period from January 3, 1995 (commencement of operations) to February 28, 1995 in conformity with generally accepted accounting principles.

                             /s/ KPMG Peat Marwick LLP

Cincinnati, Ohio
March 21, 1997


               Member Firm of
               Klynveld Peat Marwick Goerdeler

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 1997

         ASSETS
            Investments in securities, at value (cost $774,032) (Note 1)            $           901,749
            Investments in repurchase agreements (Note 1)                                       213,000
            Cash                                                                                    151
            Receivable for capital shares sold                                                    9,367
            Dividends and interest receivable                                                       468
            Organization expenses, net (Note 1)                                                  27,404
            Receivable from Adviser  (Note 3)                                                    11,980
            Other assets                                                                          1,659
               TOTAL ASSETS                                                                   1,165,778
                                                                                              ---------
         LIABILITIES
            Payable for capital shares redeemed                                                      75
            Payable to Administrator (Note 3)                                                     5,000
            Other accrued expenses and liabilities                                               12,520
               TOTAL LIABILITIES                                                                 17,595

         NET ASSETS                                                                 $         1,148,183
                                                                                              ==========
         Net assets consist of:
         Capital shares                                                             $         1,071,626
         Accumulated net realized losses from security transactions                             (51,160)
         Net unrealized appreciation on investments                                             127,717
         Net assets                                                                 $         1,148,183
                                                                                              =========
         PRICING OF CLASS A SHARES
         Net assets applicable to Class A shares                                    $           502,116
                                                                                                =======
         Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                            44,111
                                                                                                 ======
         Net asset value and redemption price per share (Note 1)                    $             11.38
                                                                                                  =====
         Maximum offering price per share (Note 1)                                  $             11.85
                                                                                                  =====
         PRICING OF CLASS B SHARES
         Net assets applicable to Class B shares                                    $           646,067
                                                                                                =======
         Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                            57,041
                                                                                                 ======
         Net asset value, offering price and redemption price per share (Note 1)    $             11.33
                                                                                                  =====

         See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            STATEMENT OF OPERATIONS

                      For the Year Ended February 28, 1997


INVESTMENT INCOME
   Dividends                                                               $          6,168
   Interest                                                                           8,573
      TOTAL INVESTMENT INCOME                                                        14,741
                                                                                     ------
EXPENSES
   Accounting services fees (Note 3)                                                 21,000
   Shareholder services and transfer agent fees (Note 3)                             12,979
   Professional fees                                                                 12,231
   Investment advisory fees (Note 3)                                                 11,179
   Amortization of organization expenses (Note 1)                                     9,691
   Administration fees (Note 3)                                                       8,721
   Trustees' fees and expenses                                                        6,982
   Postage and supplies                                                               5,175
   Printing of shareholder reports                                                    4,360
   Custodian fees                                                                     3,471
   Registration fees                                                                  2,557
   Distribution expenses, Class A (Note 3)                                            1,131
   Distribution expenses, Class B (Note 3)                                            1,335
   Other expenses                                                                     2,899
      TOTAL EXPENSES                                                                103,711
   Fees waived and expenses reimbursed by the Adviser (Note 3)                      (84,773)
      NET EXPENSES                                                                   18,938
                                                                                     ------
NET INVESTMENT LOSS                                                                  (4,197)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                                   (31,644)
   Net change in unrealized appreciation/depreciation on investments                 93,881

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                     62,237

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $         58,040
                                                                                     ======

See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                       STATEMENTS OF CHANGES IN NET ASSETS

           For the Years Ended February 28, 1997 and February 29, 1996

                                                                                    Year                   Year
                                                                                    Ended                  Ended
                                                                                Feb. 28, 1997          Feb. 29, 1996
              FROM OPERATIONS:
                 Net investment income (loss)                               $            (4,197)  $               5,233
                 Net realized gains (losses) from security transactions                 (31,644)                 51,230
                 Net change in unrealized appreciation/depreciation
                    on investments                                                       93,881                  34,016
              Net increase in net assets from operations                                 58,040                  90,479

              DISTRIBUTIONS TO SHAREHOLDERS:
                 From net investment income, Class A                                     (1,329)                 (4,068)
                 From net investment income, Class B                                        --                       (1)
                 From net realized gains, Class A                                           --                  (36,825)
                 From net realized gains, Class B                                           --                       (6)
                 In excess of net realized gains, Class A                               (28,448)                    --
                 In excess of net realized gains, Class B                                (5,508)                    --
              Decrease in net assets from distributions to shareholders                 (35,285)                (40,900)

              FROM CAPITAL SHARES TRANSACTIONS (A):
              CLASS A
                 Proceeds from shares sold                                              265,034                 491,234
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                     29,310                  27,909
                 Payments for shares redeemed                                          (571,153)                (42,344)
              Net increase (decrease) in net assets from
                 from Class A share transactions                                       (276,809)                476,799

              CLASS B
                 Proceeds from shares sold                                              637,320                     100
                 Net asset value of shares issued in reinvestment
                    of distributions to shareholders                                      5,508                       8
                 Payments for shares redeemed                                               (75)                     --
              Net increase in net assets from
                 Class B share transactions                                             642,753                     108

              Net increase from capital shares transactions                             365,944                 476,907

              TOTAL INCREASE IN NET ASSETS                                              388,699                 526,486

              NET ASSETS:
                 Beginning of year                                                      759,484                 232,998
                 End of year                                                $         1,148,183   $             759,484



              (A)Summary of capital share activity:
                 Class A
                 Shares sold                                                             22,449                  45,877
                 Shares issued in reinvestment of distributions to shareholder            2,617                   2,514
                 Shares redeemed                                                        (49,297)                 (3,351)
                 Net increase (decrease) in shares outstanding                          (24,231)                 45,040
                 Shares outstanding, beginning of period                                 68,342                  23,302
                 Shares outstanding, end of period                                       44,111                  68,342

                 Class B
                 Shares sold                                                             56,543                      10
                 Shares issued in reinvestment of distributions to shareholder              494                       1
                 Shares redeemed                                                             (7)                     --
                 Net increase in shares outstanding                                      57,030                      11
                 Shares outstanding, beginning of period                                     11                      --
                 Shares outstanding, end of period                                       57,041                      11


              See accompanying notes to the financial statements.


               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                                  CLASS A                                  CLASS B


                                                        Year              Year            Period            Period
                                                       Ended             Ended             Ended            Ended
                                                   Feb. 28, 1997     Feb. 29, 1996     Feb. 28, 1995(A)   Feb. 28, 1997(B)

Net asset value at beginning of period          $           11.11  $         10.00  $          10.00  $         10.46

Income from investment operations:
   Net investment income (loss)                             (0.06)            0.10              0.01            (0.02)
   Net realized and unrealized gains (losses)
      on investments                                         0.76             1.74             (0.01)            1.30
Total from investment operations                             0.70             1.84              0.00             1.28

Less distributions:
   Dividends from net investment income                     (0.02)           (0.09)               --               --
   Distributions from net realized gains                    (0.41)           (0.64)               --            (0.41)
Total distributions                                         (0.43)           (0.73)               --            (0.41)

Net asset value at end of period                $           11.38  $         11.11  $          10.00  $         11.33

Total return (C)                                             6.32%           18.41%             0.00%           12.25%

Net assets at end of period                     $         502,116  $       759,366  $        232,998  $       646,067

Ratio of expenses to average net assets:
   Before expense reimbursement and waived fees             11.50%           18.26%            80.88%(E)        12.14%(E)
   After expense reimbursement and waived fees               2.02%            2.23%             2.05%(E)         2.66%(E)

Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement and waived fees           (9.85)%         (15.08)%          (77.35)% (E)     (10.52)% (E)
   After expense reimbursement and waived fees            (0.37)%             0.96%             1.54%(E)      (1.04)% (E)

Portfolio turnover rate                                        39%             108%                0%              39%(E)

Average commission rate per share (D)           $          0.0630               --                --  $        0.0630


(A)Represents the period from the commencement of operations (January 3, 1995) through February 28, 1995.

(B)Represents the period from the first public  offering to  shareholders  (July
   24, 1996) through February 28, 1997. Class B shares were initially purchased on April 10, 1995 by the Advisor, who subsequently redeemed the initial shares on March 13, 1996.

(C)The total returns shown do not include the effect of applicable sales loads.

(D)For fiscal years beginning in 1997, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(E)Annualized.

See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997



           Shares                                                       Value
                       COMMON STOCKS - 78.5%
                       Airlines - 2.9%
            1,237        Comair Holdings, Inc.                    $       25,513
              100        Delta Air Lines, Inc.                             8,050
                                                                          33,563

                       Communications - 5.9%
              800        Aspect Telecommunications Corp. (a)              19,900
              750        Brightpoint, Inc. (a)                            20,250
              500        U.S Robotics Corp. (a)                           27,906
                                                                          68,056

                       Computers & Information - 4.5%
              500        Compaq Computer Corp. (a)                        39,625
              500        Pomeroy Computer Resources, Inc. (a)             12,375
                                                                          52,000

                       Consumer Services - 2.3%
              600        ABR Information Services, Inc. (a)               14,025
              500        Romac International, Inc. (a)                    12,875
                                                                          26,900

                       Electrical Components - 2.7%
              750        Diebold, Inc.                                    31,500

                       Food - 1.3%
              600        Papa John's International, Inc. (a)              14,625

                       Health Care Providers - 4.3%
              600        Genesis Health Ventures, Inc. (a)                20,775
            1,500        Res-Care, Inc. (a)                               28,875
                                                                          49,650

                       Heavy Machinery - 1.9%
            1,200        JLG Industries, Inc.                             22,200


                       Home Construction - 1.8%
            1,000        Coachmen Industries, Inc.                        20,250

                       Household Products, Nondurable - 2.4%
              230        The Proctor & Gamble Co.                         27,628

                REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997





           Shares                                                       Value
                       Industrial and Commercial Services - 5.5%
              280        Cintas Corp.                                     15,120
              600        Omnicare, Inc.                                   15,900
              450        Paychex, Inc.                                    19,575
              500        Primark Corp. (a)                                12,438
                                                                          63,033

                       Media Publishing - 2.0%
              500        Central Newspapers, Inc. - Class A               23,000

                       Medical Supplies - 3.1%
              400        Guidant Corp.                                    26,800
              225        Hillenbrand Industries, Inc.                      8,466
                                                                          35,266

                       Pharmaceuticals - 12.3%
              400        Johnson & Johnson                                23,050
              900        Jones Medical Industries, Inc.                   27,225
              300        Eli Lilly & Co.                                  26,212
              400        Merk & Co., Inc.                                 36,800
              300        Pfizer, Inc.                                     27,488
                                                                         140,775

                       Railroads - 1.2%
              300        CSX Corp.                                        13,838

                       Regional Banks - 6.9%
              500        Banc One Corp.                                   22,062
            1,455        Star Banc Corp.                                  57,109
                                                                          79,171

                       Retailers, Drug-Based - 2.4%
              450        Cardinal Health, Inc.                            27,675

                       Retailers, Specialty - 2.9%
              600        Boise Cascade Office Products Corp. (a)          13,275
            1,000        CompUSA, Inc. (a)                                20,000
                                                                          33,275

                       Semiconductor & Related - 3.3%
            1,000        Micron Technology, Inc.                          37,500

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                            PORTFOLIO OF INVESTMENTS

                               February 28, 1997




           Shares                                                       Value
                       Software & Processing - 3.5%
              750        Analytical Surveys, Inc. (a)             $        8,719
              500        Compuware Corp. (a)                              31,125
                                                                          39,844

                       Telephone Systems - 5.4%
            1,000        Cincinnati Bell, Inc.                            62,000

                       Total Common Stocks (Cost $774,032)        $      901,749

        Face
       Value                                                            Value
                       REPURCHASE AGREEMENTS (b) - 18.6%
$         213,000        Fifth Third Bank, 4.80%, dated 2/28/1997,
                           due 3/3/1997, repurchase proceeds $213,085
                           (cost $213,000)                        $      213,000

                       Total Investments and Repurchase Agreements
                         at Value - 97.1%                         $    1,114,749

                       Other Assets in Excess of Liabilities - 2.9%       33,434

                       Net Assets - 100.0%                        $    1,148,183


(a) Non-income producing securities.

(b) Repurchase agreement is fully collateralized by $218,000 par value FHLMC Pool #G10452, 7.00%, due 2/1/2011.

  See accompanying notes to the financial statements.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

1.  Significant Accounting Policies

The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), formerly The Greater Cincinnati Fund, is a non-diversified, open-end series of the Maplewood Investment Trust (the Trust), formerly the Nottingham Investment
Trust, a registered management investment company under the Investment Company Act of 1940 (the 1940 Act).
The Trust was organized as a Massachusetts business trust on August 12, 1992.  The Fund began operations on
January 3, 1995.

The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region.

The Fund offers two classes of shares:  Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to .25% of average daily net assets of the class) and Class B shares (sold subject to a contingent deferred sales load if redeemed within five years from the date of purchase and a distribution fee of up to 1% of average daily net assets of the class).  Each Class A and Class B share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B shares bear the expenses of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares; and (ii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time).  Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price.  Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally invests its cash reserves by entering into repurchase agreements with its custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market.  At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.  In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.  The maximum offering price of Class A shares of the Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price).  The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of Class A shares is equal to the net asset value per share.  Class B shares are subject to a contingent deferred sales load if redeemed within a five-year period from the date of purchase.  The charge declines from 5% to 0% over a five year period.

               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997


Investment income -- Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund.  Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year.  Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.  In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on trade date.  Securities sold are valued on a specific identification basis.

Allocation between classes -- Investment income earned by the Fund and realized and unrealized gains and losses on investments are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Distribution expenses are charged directly to the class incurring the expense.  Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses.  The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes.  On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made:  accumulated net investment loss has been decreased by $4,112, accumulated capital loss has been decreased by $41, resulting in a reclassification adjustment to decrease paid-in capital by $4,153.  This reclassification has no effect on net assets or net asset value per share.

                              REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                                         NOTES TO FINANCIAL STATEMENTS

                                               February 28, 1997


The following information is based upon the federal income tax cost of portfolio investments of the Fund as of
February 28, 1997:

        Gross unrealized appreciation....................................................$ 174,187
        Gross unrealized depreciation...................................................(   46,470)
        Net unrealized appreciation......................................................$ 127,717

As of February 28, 1997, the tax cost basis of investments for the Fund was $774,032 and the Fund had $51,160
of capital loss carryforwards for federal income tax purposes, none of which expire prior to February 28, 2006.
These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  Investment Transactions

During the fiscal year ended February 28, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $522,422 and $291,462, respectively.

3.  Transactions with Affiliates

Certain officers of the Trust are also officers of CityFund Advisory, Inc. (the Adviser), Countrywide Fund Services,
Inc. (CFS), the administrator, transfer agent and accounting services agent for the Fund, or Countrywide
Investments, Inc. (Countrywide), the distributor and principal underwriter for the Fund.  Prior to February 28, 1997,
CFS and Countrywide were formerly named MGF Service Corp. and Midwest Group Financial Services, Inc.,
respectively.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement.  Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of 1.25% on its average daily net assets.  The Adviser currently intends to waive its advisory fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 1.95% and 2.70% of average daily net assets for Class A shares and Class B shares, respectively.
Prior to June 1, 1996, expenses of Class A shares were limited to 2.25% of average daily net assets.  Accordingly, for the fiscal year ended February 28, 1997, the Adviser waived its entire advisory fee and reimbursed the Fund
$73,594 for other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since June 1, 1996, CFS supplies non-investment related administrative and compliance services for the Fund.  CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.  For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.
However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement.  During the fiscal year ended February 28, 1997, CFS earned $7,500 of fees under the Agreement.




               REGIONAL OPPORTUNITY FUND: Ohio, Indiana, Kentucky

                          NOTES TO FINANCIAL STATEMENTS

                                February 28, 1997

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer Agent and Shareholder Servicing Agreement in effect since June 1, 1996, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee.  However, CFS reduced the minimum monthly fee to $750 during the first six months of the Agreement.  In addition, the Fund pays out-of-
pocket expenses, including but not limited to, postage and supplies.  During the fiscal year ended February 28, 1997,
CFS earned $12,750 of fees under the Agreement.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement in effect since June 1, 1996, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, CFS receives a monthly fee of $2,000 from the Fund.  However, CFS reduced the monthly fee to $1,500 during the first six months of the Agreement.  During the fiscal year ended February 28, 1997, CFS earned $15,000 of fees under the
Agreement.

DISTRIBUTION PLAN AND UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement with the Trust, Countrywide is the national distributor for the Fund and may sell Fund shares to or through qualified securities dealers or others.  During the fiscal year ended
February 28, 1997, Countrywide earned $3,425 from underwriting and broker commissions on the sale of Fund shares.  The Trust has adopted a Distribution Plan (the Plan) for the Fund pursuant to Rule 12b-1 under the 1940
Act.  The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, not to exceed 0.25% and 1.00% of average daily net assets for Class A shares and Class B shares, respectively.  For the fiscal year ended February 28, 1997, the Fund incurred $1,131 and $1,335 of distribution expenses for Class A shares and Class B shares, respectively, under the Plan.

PRIOR ADMINISTRATION AGREEMENT
Prior to June 1, 1996, The Nottingham Company (TNC) provided the administrative, transfer agent, shareholder recordkeeping and accounting services referred to above.  As compensation for its administrative services, TNC received a fee at an annual rate of 0.20% of the Fund's first $50 million of average net assets, 0.175% on the next
$50 million of such assets, and 0.15% of such assets over $100 million.  In addition, TNC received a monthly fee of $2,000 for accounting and recordkeeping services and a monthly fee for shareholder servicing.  Under the contract with TNC, the Fund was subject to a minimum monthly fee for all services of $3,000.  During the three months ended May 31, 1996, TNC received $9,000 of fees under the contract.  Certain Trustees and officers of the
Fund prior to June 1, 1996, were also officers of TNC.
